Building the Premier Middle-Market Investment Bank
Ronald J. Kruszewski
Chairman of the Board, President, and CEO
Stifel Financial Corp.
Presentation to Investors
April 26, 2010
Thomas W. Weisel
Chairman of the Board and CEO
Thomas Weisel Partners
Exhibit 99.3

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

Forward-Looking Statements
Statements in this presentation that relate to Stifel Financial Corp., as well as Stifel, Nicolaus and Company, Inc. and its other subsidiaries (collectively, “Stifel” or the “Company”) and Thomas Weisel Partners Group, Inc. (“Thomas Weisel Partners”) future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements.
The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory and court approvals; (3) the failure of the transaction to close for any other reason; (4) the possibility that the integration of Thomas Weisel Partners’ business and operations with those of Stifel may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to Thomas Weisel Partners’ or Stifel’s existing businesses; (5) the challenges of integrating and retaining key employees; (6) the effect of the announcement of the transaction on Stifel’s, Thomas Weisel Partners’ or the combined company’s respective business relationships, operating results and business generally; (7) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period;
(8) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (9) the challenges of maintaining and increasing revenues on a combined company basis following the close of the merger; (10) diversion of management’s attention from ongoing business concerns; (11) general competitive, economic, political and market conditions and fluctuations; (12) actions taken or conditions imposed by the United States and foreign governments;
(13) adverse outcomes of pending or threatened litigation or government investigations; (14) the impact of competition in the industries and in the specific markets in which Stifel and Thomas Weisel Partners, respectively, operate; and (15) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement/prospectus to be mailed to Thomas Weisel Partners’ shareholders and in Stifel’s and Thomas Weisel Partners’
respective filings with the U.S. Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at
www.sec.gov, including the sections entitled “Risk Factors” in Stifel’s Form 10-K for the fiscal year ended December 31, 2009, and
“Risk Factors” in Thomas Weisel Partners’ Form 10-K for the fiscal year ended December 31, 2009.  Readers are strongly urged to read the full cautionary statements contained in those materials.  We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Additional Information and Where to Find It
In connection with the proposed merger, Stifel will be filing a registration statement on Form S-4 that will include a proxy statement of
Thomas Weisel Partners that also constitutes a prospectus of Stifel and other relevant documents relating to the acquisition of
Thomas Weisel Partners with the Securities and Exchange Commission (the “SEC”).  Stifel and Thomas Weisel Partners shareholders are urged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that will be part of the registration statement, because they will contain important information about Stifel,
Thomas Weisel Partners and the proposed transaction.  The final proxy statement/prospectus will be mailed to shareholders of
Thomas Weisel Partners.  Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (when available) as well as other filed documents containing information about Stifel and Thomas Weisel
Partners, without charge, at the SEC’s website (www.sec.gov).  Free copies of Stifel’s SEC filings are also available on Stifel’s website
(www.stifel.com), and free copies of Thomas Weisel Partners’ SEC filings are available on Thomas Weisel Partners’ website
(www.tweisel.com).  Free copies of Stifel’s filings also may be obtained by directing a request to Stifel’s Investor Relations by phone to
(314) 342-2000 or in writing to Stifel Financial Corp., Attention: Investor Relations, 501 North Broadway, St. Louis, Missouri 63102.
Free copies of Thomas Weisel Partners’ filings also may be obtained by directing a request to Thomas Weisel Partners’ Investor
Relations by phone to 415-364-2500, in writing to Thomas Weisel Partners Group, Inc., Attention:  Investor Relations, One
Montgomery Street, San Francisco, CA 94104, or by email to investorrelations@tweisel.com.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
Participants in the Solicitation
Stifel, Thomas Weisel Partners and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the shareholders of Thomas Weisel Partners with respect to the proposed transaction.
More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the registration statement and proxy statement/prospectus and other materials to be filed with the SEC
in connection with the proposed transaction.   Information regarding Stifel’s directors and executive officers is also available in Stifel’s definitive proxy statement for its 2010 Annual Meeting of Shareholders filed with the SEC on February 26, 2010.  Information regarding
Thomas Weisel Partners’ directors and executive officers is also available in Thomas Weisel Partners’ definitive proxy statement for its
2009 Annual Meeting of Shareholders filed with the SEC on April 16, 2009.  These documents are available free of charge at the
SEC’s web site at www.sec.gov and from Investor Relations at Thomas Weisel Partners and Stifel Financial.

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

Stifel and TWP Today
Full-service, publicly traded investment bank (NYSE:SF)
More than 4,600 associates in 294 offices
Investment Banking
159 investment banking professionals
14 industry focused investment banking groups
Specialty groups provide coordinated financial sponsors
coverage and private placement expertise
Extensive advisory and capital raising experience
Stifel-advised M&A transactions continue to win industry
accolades
Research
61 senior research analysts
862 companies under coverage (excluding closed end funds)
Institutional Sales and Trading
159 equity sales & trading professionals
181 fixed income sales & trading professionals
Global Wealth Management
1,900 financial advisors with nearly $100B of AUM
Stifel Bank & Trust - $1.1 billion in assets at 12/31/09
Asset Management
Stifel Capital Advisors, Washington Crossing, Choice
Investment Advisors & Missouri Valley Partners
Global growth-focused investment bank (Nasdaq: TWPG)
Approximately 450 associates in 4 countries and 12 offices
Investment Banking
106 investment banking professionals
Five growth verticals: Tech, Healthcare, Consumer, Mining &
Energy
Market leader in venture-backed IPOs
Book/Lead manage approximately 25% of equity deals
Completed multiple large (>$1B) M&A transactions
Research
32 senior research analysts
479 companies under research coverage (U.S. and Canada)
Institutional Sales and Trading
Powerful distribution in the U.S., CAN and Europe for North
American stocks
88 sales and trading professionals
Wealth Management
Approximately $5.5 billion in assets under advisement
Asset Management
Private equity; Venture; SMID-cap growth AUM totaling $1.6
billion

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

Summary of Key Transaction Terms
Stifel to acquire 100% of TWP’s common stock in a tax-free exchange
Transaction
Consideration
Fixed exchange ratio of 0.1364 Stifel shares for each TWPG share
No caps or collars
$7.60 per share based on an SF price of $55.74 (at 4/23/10)
$318 million of aggregate consideration (fully diluted shares includes restricted stock units, net of taxes)
Management
Thomas Weisel to join Stifel as Co-Chairman with Ron Kruszewski
Combined senior leadership of both Stifel and TWP in the Institutional Group (formerly Capital Markets)
Synergy
Opportunities
Closing
Conditions
Estimated annualized pre-tax cost efficiencies of $62 million, or approximately 5% of combined 2009 expenses
Minimal client facing changes / Cost savings principally from redundancies
No revenue enhancements assumed
TWP shareholder approval
Regulatory approvals and other customary conditions
Board Seats
Thomas Weisel + up to 3 additional TWP Directors to join Stifel Board

Stifel Financial

Thomas Weisel Partners
Experts in Growth

Transaction Financials
($ in 000s, except per share)
The transaction is
accretive to both
EPS
(2)
and Book Value
per share.
(1)  Based on 32.8 million common shares as of 12/31/09, 486,486 warrants that are automatically converted during a change-in-control, and 8.5 million converted RSUs (net of taxes and including 3 million gross additional RSUs issued by TWPG for employee retention).
(2)  Based upon First Call consensus estimates.  Assumes $62 million in annual cost savings and excludes one-time charges.
Transaction Value Calculation TWP Book Value Analysis
SF Stock Price (4/23/10) $55.74 As Reported Book Value (12/31/09)
Total Shareholders' Equity $129,837
TWPG Stock Price (4/23/10) $4.36 Basic Common Shares Outstanding 31,693
Fixed Exchange Ratio 0.1364x
Book Value Per Share $4.10
Implied Price Per TWPG Share $7.60 Adjusted Book Value (12/31/09)
Total Shareholders' Equity $129,837
Implied Aggregate Consideration Calculation
(1)
Deferred Tax Asset Valuation Allowance 68,802
Common Shares Outstanding $249,649 Adjusted Total Shareholders' Equity $198,639
Restricted Stock Units and Warrants 68,503
Implied Aggregate Consideration $318,153 Adjusted Book Value Per TWP Share $6.27
Pricing Multiples
TWP
Statistic Implied
12/31/09 Multiple
Aggregate Consideration / LTM Revenues $196,712 1.6x
Aggregate Consideration / LTM Net Revenues $195,056 1.6x
Price Per TWPG Share / Book Value Per Share $4.10 185.5%
Price Per TWPG Share / Adjusted Book Value Per Share $6.27 121.3%
Price Per TWPG Share / 2011 Median Analyst Estimated EPS $0.48 16.0x
Current Market Premium $4.36 74.3%

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

Why this Combination Makes Sense
Highly Complementary Investment Banking, Research and Sales and Trading Platforms
Additive, not
duplicative:
623 combined offerings completed between 2005 - 2009 and only 4 overlap
1,143 unique U.S. companies under research coverage. Only 8% overlap
Expands institutional equity business both domestically and internationally
Fast Tracks Stifel’s Investment Banking Growth, Which Would Otherwise Take Years to Achieve
Expands Stifel's Investment Banking business in key growth sectors of the global economy
Strengthens Stifel’s profile within the venture capital community where TWP maintains key relationships
Enhances Stifel's lead manager credentials
Geography: Expands Stifel’s west coast market presence & provides strong market entry point in Canada
Enhances and Complements Stifel’s Existing Business Platform
Furthers Stifel’s diversification plan: Pro forma revenue mix is approximately 50% / 50% (Institutional Group and
GWM)
Builds the premier full service middle-market investment bank
TWP’s Core Verticals Appear Poised to Benefit From a Market Rebound
Capital markets activity is returning to more normalized levels
TMT in cyclical lull since 2007
IPO market impacted by financial crisis and recession
VC-backed IPO market rebounding along with growth sector activity in general
M&A activity highly correlated to economic growth, poised to accelerate; TWP has well documented M&A practice
TWP's Asset Management Business Complements Stifel's Global Wealth Management Division
Combined Senior Management Teams Reflect Strong Cultural Fit
Increased Revenue Opportunities and Cost Savings Create Opportunity for Enhanced Profitability
Note: TMT refers to technology, media and telecom.

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

Building the Premier Full Service Middle-Market Investment Bank
$2.0+ billion combined market capitalization
$1.5 billion - $1.6 billion in combined 2010E revenues
(1)
$1.0 billion in combined equity capital as of 12/31/09
Coast-to-coast Institutional Equity and Fixed Income
Complementary product capabilities and investment banking coverage across broad industry groups
#1 U.S. equity research platform with 1,143 unique companies under research coverage
(2)
Growing international presence, using TWP Canadian presence and both firms’ European capabilities
~ 1,900 private client group financial advisors with over $100 billion in combined client assets with a national presence
(1)  Based upon First Call consensus estimates as of April 23, 2010.
(2)  Source: Thomson Reuters for the combined company.

Δ

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

Core Verticals are Poised to Benefit from Rebounding Economy
Capital Markets Appear Headed Back to More Normalized Levels
TMT has historically been approximately 40% of TWP business and was down 75% over the past two years
TWP core verticals are poised to accelerate from any market rebound
Note:  TMT refers to technology, media and telecom.
Source: Equidesk, Private Raise, FPinfomart and TWP Capital Markets. Transaction fees include U.S. and Canadian equity transactions. Excludes IPOs and follow-ons less than $15 million, non-agented PIPE’s and those less than $10 million and CEF’s and includes ADR’s. TMT refers to technology, media and telecom.
North American Equity Capital Markets Transaction Fees ($ in M) North American Equity Capital Markets Transaction Fees ($ in M)
1,188
1,244
2,040
598
878
1,253
1,200
257
750
656
961
677
861
1,528
2,086
1,800
384
678
841
437
4,634
5,763
6,843
2,553
5,168
405
192
1,262
1,627
1,159
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
2005 2006 2007 2008 2009
Tech/Media/Telecom Healthcare Consumer Energy & Alt. Energy Mining
Sectors ($ in millions) 2005 2006 2007 2008 2009
Avg. % 08+09
vs. 07
Tech/Media/Telecom 1,188 $ 1,244 $ 2,040 $ 405 $    598 $     (75%)
Healthcare 878 1,253 1,200 257 750
(58%)
Consumer 656 961 677 192 861 (22%)
Energy & Alt. Energy 1,528 1,627 2,086 1,262 1,800
(27%)
Mining 384 678 841 437 1,159 (5%)
Total 4,634 $ 5,763 $ 6,843 $ 2,553 $ 5,168 $  (44%)

# of Transactions
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010 YTD
2010 RR

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

U.S. IPO Market is Cyclical; Pronounced in Growth Sectors
Market turned at the beginning of 2003, 2010 shows similar trends
Average # IPOs between (’01-’03) were 80/year compared with 247/year between (’04-’07)
Average # TMT IPOs between (’01-’03) were 18/year compared with 51/year between (’04-’07)
Note: TMT refers to technology, media and telecommunications. Source: Dealogic, FactSet, ThomsonOne and TWP Capital Markets.
89
241
331
484
354
415
631
490
285
499
418
86
74
79
233
217
245
294
52
65
40
129
24
57
101
147
142
203
259
162
114
345
268
19
14
21
51
42
40
72
6
13
9
29
0
100
200
300
400
500
600
700
# Total U.S. IPOs # U.S. TMT IPOs # Venture-backed IPOs

Stifel Financial
Thomas Weisel Partners
Experts in Growth

Technology M&A Environment – Announced U.S. Targets
M&A Activity, Highly Correlated to U.S. GDP, Appears Poised to Accelerate
Note: Includes Securities Data Corporation designated Technology Industries (e.g. Computer Related, Electronics, IT Services, Semiconductors, Software). Announced transactions with disclosed values of $20 million or more involving U.S. targets only. Excludes spinoffs and repurchases and withdrawn transactions. Source: Securities Data Corp/Thomson One.
$33
$53
$5
$7
$7
$6
$18
$28
$34
$49
$106
$166
$345
$73
$42
$57
$34
$94
$112
$126
$68
$0
$50
$100
$150
$200
$250
$300
$350
$400
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10
0
100
200
300
400
500
600
700
800
Volume $B
Deals
Deals
Volume
RR

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

$14,485
$18,820
$-
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
1
$33,305
108
88
0
50
100
150
200
1
196
Dramatically Increases Investment Banking Footprint
Number of Offerings 2005 – 2009
M&A Transactions 2005 – 2009
# of Transactions
$ Volume (M)
Source: Dealogic, Capital IQ, TWP internal and SF internal. Stifel’s transactions include the Capital Markets Division of Legg Mason Wood Walker, Inc. (acquired on December 1, 2005) and Ryan Beck & Co., Inc.
(acquired on February 28, 2007) and their respective affiliates. TWP’s transactions include Westwind transactions.
(1) Total is adjusted for 4 overlapping transactions.
Average 5-Year Lead Managed Transaction %
SF: 16.5%                       TWP: 24.5%
SF
TWP
Enhances scope and scale with low level of overlap rarely available
321
306
0
100
200
300
400
500
600
700
1
623
(1)

STIFEL FINANCIAL
Thomas Weisel Partners
Experts in Growth

Highly Complementary Investment Banking Industry Coverage
Capital Markets Activity Between 2005 - 2009
(1) Source: Dealogic, Stifel internal and TWP internal. Includes all equity and preferred offerings.
Note: Overlapping transactions include: Orbitz Worldwide (OWW), AeroVironment (AVAV), TRX (TRXI) and NutriSystem (NTRI).
Of the 623 combined offerings completed between 2005 - 2009 ONLY 4 overlap
(1)
# Offerings Offering Value
Industry Stifel TWP Combined Overlap ($B) %
Stifel Core Competencies
FIG 99 12 111 0 33.1 $      27.4%
Real Estate 109 10 119 0 21.7 18.0%
U.S. Energy and Natural Resources 34 0 34 0 5.5 4.6%
Aerospace Defense & Government Services 7 4 10 1 4.7 3.9%
Industrials 21 2 23 0 3.8 3.2%
Transportation 3 3 6 0 1.8 1.5%
Education 7 1 8 0 1.3 1.1%
Subtotal 280 32 311 1 72.0 $      59.7%
TWP Core Competencies
Technology, Media & Telecommunications 9 96 104 1 20.1 16.7%
Canadian Energy & Natural Resources 11 100 111 0 13.6 11.3%
Healthcare 15 51 66 0 8.5 7.0%
Consumer 6 27 31 2 6.4 5.3%
Subtotal 41 274 312 3 48.6 $      40.3%
Total 321 306 623 4 120.6 $    100.0%

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

Highly Complementary Investment Banking Industry Coverage
Completed M&A Transactions Between 2005 - 2009
(1) For disclosed deal values only.
Source: Capital IQ.
# Transactions Transaction Value
(1)
Industry Stifel TWP Combined ($B) %
Stifel Core Competencies
Real Estate 4 0 4 8.6 $         25.9%
Financial Institutions 36 3 39 5.5 16.6%
Industrials 13 4 17 0.5 1.4%
Aerospace, Defense & Government Services 4 0 4 0.3 1.0%
U.S. Energy & Natural Resources 1 0 1 0.1 0.4%
Education 4 0 4 0.1 0.2%
Transportation 5 0 5 NA NA
Subtotal 67 7 74 15.1 $       45.4%
TWP Core Competencies
Technology, Media & Telecommunications 26 41 67 8.6 47.4%
Healthcare 2 13 15 6.1 18.3%
Canadian Energy & Natural Resources 2 16 18 2.0 6.0%
Consumer 11 11 22 1.5 4.4%
Subtotal 41 81 122 18.2 $       54.6%
Total 108 88 196 33.3 $       100.0%

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

Creates the Largest U.S. Equity Research Platform
Pro Forma U.S. Research Coverage           Pro Forma U.S. Research Coverage
(1)     Source: Thomson Reuters rankings and research coverage as of 4/23/10 for Stifel and TWP. Rankings exclude 87 closed end funds for Stifel.  100 equities in total overlap.
(2)     Small Cap includes market caps less than $1.0 billion USD.
1,143 unique U.S. companies under coverage.  Only 8%
overlap
(1)
93 senior research analysts
#1 U.S. equities coverage
#1 U.S. Small Cap. equities coverage
(2)
Cover approximately 50% of the S&P 500
Combination gets Stifel to market weight for 3 critical growth engines of the U.S. economy: Technology, Healthcare and
Energy
U.S. U.S. Research Research Coverage Coverage
(1) (1)
Rank Firm # Companies
Stifel (pro forma, ex.
overlap)
1,143
1. JPMorgan 1,064
2. BofA Merrill Lynch 961
3. Barclays Capital 914
4. Stifel 862
24. TWP  381
Small Small Cap. Cap. U.S U.S Research Research Coverage Coverage
(1)(2) (1)(2)
Rank Firm # Companies
Stifel (pro forma, ex.
overlap)
423
1. Stifel 386
2. Virtua Research 339
3. Sidoti & Company  332
4. Raymond James 284
23. TWP 137
Consumer
15%
Energy
15%
Technology
18%
Financials
17%
Healthcare
10%
Transport.
4%
AD&GS
4%
Media
6%
Educ.
1%
REITs
8%
Bus. Svcs.
2%

STIFEL FINANCIAL
Thomas Weisel Partners
Experts in Growth

Enhances a Top Tier Sales and Trading Platform
Powerful combined research presence, with excellent sales and trading relationships across regions
#11 YTD AutEx volume among investment banks on a combined basis
Strong content, combined with excellent electronic trading team and products
TWP relationships with growth managers, combined with Stifel coverage depth with both growth and value investors
Combines sales and trading groups
Leverages Stifel’s Fixed Income capabilities with TWP client base

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

Enhances Global Wealth Management
Global Wealth Management
1,900 financial advisors
TWP advisors bring deep access to Silicon Valley clients
Private Equity Group
Global Growth Partners: $890 million growth-oriented fund of funds
Healthcare Venture Partners: $122 million device-focused venture capital fund
Venture Partners: $253 million early-stage venture capital fund
Strategic Opportunities Fund: $82 million venture strategic opportunities/venture capital fund
Stifel Capital Advisors: Over $7 billion of assets under management
(1)
Investment Management
Manages small and mid-cap growth equity portfolios for institutions and high net worth individuals
Bank & Trust
Provides lending products and services to private client customers and corporate clients
(1) Assets under management reflect assets managed by Stifel Capital Advisors' affiliate, FSI Capital Holdings, LLC and its subsidiaries. Assets under management are calculated based on the aggregate principal balance of assets as of March 3, 2010. The calculation of assets under management may differ from the calculation of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers. Had assets under management been calculated using the method used for purposes of calculating asset management fees the result would be less than the measure reported herein.

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

17 Coast to Coast Institutional Group Presence Global Wealth Management Global Wealth Management Combined Institutional Group Presence Combined Institutional Group Presence TWPG SF TWPG SF

LEGG MASON

RYAN BECK & CO.

UBS

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

Stifel’s Track Record in Integrating Transactions:
Low Risk Opportunity
Successfully integrated Legg’s sales and trading, research and investment banking platforms to Stifel’s platform
Majority of Legg Mason Investment Banking Managing Directors remain with
Stifel today
Achieved cost savings objectives
Remains core of Institutional Capital Markets business
Closed December 1, 2005
Successfully integrated Ryan Beck’s private client group and investment banking platforms to Stifel’s platform
Achieved cost savings objectives
Closed February 28, 2007
Successfully integrated UBS’ private client group platform to Stifel’s platform
Revenue production in-line with expectations
Achieving synergy objectives
Last closing October 16, 2009
(56 branches from
UBS Financial
Services)
(Capital Markets Division)

STIFEL FINANCIAL
Thomas Weisel Partners
Experts in Growth

Driving Value for Stakeholders
Clients
Greater access to resources of both firms
Senior management and leadership provides broader platform to attract and retain talent
Strong cultural fit between firms
Expands services across Institutional Group and Global Wealth Management platforms
Broader industry focus
Deeper talent pool for serving clients
Complementary investment banking and research platforms with almost no overlap provide continuity of client facing personnel
Continued investment in Investment Banking fully leverages firm strengths
Stifel remains over 40% owned by “insiders” on a fully diluted basis, creating direct alignment of interest with shareholders
Increased revenue opportunities and cost savings create opportunity for enhanced profitability
Proven successful integrators
Building the Premier Growth-Focused Middle-Market Investment Bank
Associates
Shareholders